UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 14, 2021

 Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38402 (Commission File Number)	26-3509845 (IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 14, 2021, Monaker Group, Inc. (the “Company”, “we”, “us”, and “Monaker”) issued a press release announcing the approval by the Office of the Commissioner of Financial Institutions of Puerto Rico, in Spanish, “Oficina del Comisionado de Instituciones Financieras” or (“OCIF”), of the Company’s acquisition of 57.1% of the outstanding Class A Common Stock of International Financial Enterprise Bank, Inc., a Puerto Rico corporation licensed as an Act 273-2012 international financial entity headquartered in San Juan Puerto Rico (“IFEB”), which acquisition is disclosed in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (SEC) on April 7, 2021. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The acquisition of the 57.1% of the Class A Common Stock of IFEB remains subject to certain closing conditions, including the formal transfer of such shares into the Company’s name.

Forward- Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company to satisfy certain conditions to closing the Offering on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on May 29, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1*	Press Release of Monaker Group, Inc. dated June 14, 2021

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: June 14, 2021	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer